UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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TRI-CONTINENTAL CORPORATION

(Name of Registrant as Specified in its Charter)

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Notice of Annual Meeting
of Stockholders
and
Proxy Statement
June 25, 2024
9:00 a.m.
Elliot Park Hotel
823 5th Avenue South
Minneapolis, MN 55404

Please authorize your proxy by telephone, by the Internet, or by mailing the enclosed Proxy Card in the enclosed return envelope which requires no postage if mailed in the United States.

290 Congress Street
Boston, Massachusetts 02210
Toll-Free Telephone (800) 345-6611
Notice of Annual Meeting of Stockholders to be held on June 25, 2024
To the Stockholders:
The 94th Annual Meeting of Stockholders (the Meeting) of Tri-Continental Corporation, a Maryland corporation (the Corporation), will be held at the Elliot Park Hotel, 823 5th Avenue South, Minneapolis, Minnesota 55404, on June 25, 2024, at 9:00 a.m., local time, for the following purposes:
(1) To elect four Directors, each to hold office until the 2027 Annual Meeting of Stockholders, and all until their successors are elected and qualify;
(2) To consider a proposal to ratify the selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm; and
(3) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof;
all as more fully set forth in the Proxy Statement accompanying this Notice. You will need proof of record ownership of the Corporation’s stock to enter the Meeting or, if your shares are held in street name, a proxy from the record holder.
The close of business on April 16, 2024 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. You are entitled to participate in the Meeting only if you were a stockholder of the Corporation as of the close of business on April 16, 2024, or if you hold a valid proxy for the Meeting.
Your vote is very important. Whether or not you plan to attend the Meeting, and regardless of the number of shares you own, we urge you to vote by promptly signing, dating and returning the enclosed Proxy Card, or by authorizing your proxy by telephone or the Internet as described in the enclosed Proxy Card. In addition, you may be able to authorize your proxy by telephone through the Corporation’s proxy solicitor.
If you have any questions or need additional information, please contact Georgeson LLC, the Corporation’s proxy solicitor, at 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, or by telephone at 1-866-410-5554.

By order of the Board of Directors,

Ryan C. Larrenaga
Secretary
Dated: Boston, MA, April 22, 2024
YOUR VOTE IS IMPORTANT
NO MATTER HOW MANY SHARES YOU OWN.
You may authorize your proxy by telephone, the Internet, or by completing, dating and signing the enclosed Proxy Card, and returning it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States. In order to avoid the additional expense of further solicitation, we ask your cooperation in authorizing your proxy promptly by telephone, the Internet, or by mailing the enclosed Proxy Card.

April 22, 2024

290 Congress Street
Boston, Massachusetts 02210

PROXY STATEMENT
Annual Meeting of Stockholders to be held on June 25, 2024
This Proxy Statement is furnished to you in connection with the solicitation of proxies by Tri-Continental Corporation, a Maryland corporation (Tri-Continental or the Corporation), to be used at the 94th Annual Meeting of Stockholders (the Meeting) which is to be held at the Elliot Park Hotel, 823 5th Avenue South, Minneapolis, Minnesota 55404, on June 25, 2024, at 9:00 a.m., local time. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to Stockholders on or about April 25, 2024.
If you properly authorize your proxy through the Internet or telephonically or by executing and returning the enclosed Proxy Card, and your proxy is not subsequently revoked, your votes will be cast at the Meeting, and any postponement or adjournment thereof. If you give instructions, your votes will be cast in accordance with your instructions. If you return your signed Proxy Card without instructions, your votes will be cast (i) FOR the election of the four Directors named in Proposal 1 and (ii) FOR the ratification of the selection of an independent registered public accounting firm for the Corporation (Proposal 2). Your votes will be cast in the discretion of the Proxy holders on any other matter that may properly come before the Meeting and any postponement or adjournment thereof, including, but not limited to, proposing and/or voting on the adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received. If you execute, date and submit a proxy card that is received by the Corporation prior to the Meeting, you may revoke that proxy or change it by written notice to the Corporation (Attention: Secretary) by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone or through the Internet on a later date or by attending the Meeting and casting your vote in person. If you authorize your proxy by telephone or through the Internet, you may revoke it by authorizing a subsequent proxy by telephone or through the Internet, by completing, signing and returning a proxy card dated as of a date that is later than your last telephone or Internet proxy authorization or by attending the Meeting and casting your vote in person. Simply attending the Meeting without further action will not automatically revoke your prior proxy.
The close of business on April 16, 2024 has been fixed as the record date for the determination of Stockholders entitled to notice of, and to vote at, the Meeting and any adjournment or postponement thereof. On that date, the Corporation had outstanding 752,740 shares of $2.50 cumulative preferred stock (the Preferred Stock), each share being entitled to two votes, and 52,030,435.397 shares of common stock, par value $0.50 per share (the Common Stock), each share being entitled to one vote. For all matters to be voted upon, an abstention or broker non-vote will not be considered a vote cast. Abstentions and broker non-votes, if any, will be considered present for the purpose of determining the presence of a quorum. For purposes of the vote on the election of each nominee for Director (Proposal 1), abstentions and broker non-votes, if any, with respect to a Director will have the same effect as a vote against that Director. For purposes of the vote on ratification of the selection of an independent registered public accounting firm (Proposal 2), abstentions and broker non-votes, if any, will have no effect on the result of the vote.
The presence in person or by proxy of Stockholders entitled to cast a majority of all the votes entitled to be cast at the Meeting shall constitute a quorum. In the event that a quorum is not present at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of any Board proposal (including the election of each of the Board’s nominees for Director) are not received and tabulated prior to the time the Meeting is called to order, the chairman of the Meeting may adjourn the Meeting with no notice other than an announcement at the Meeting and further solicitation may be made with respect to such Board proposal. If a vote to adjourn the Meeting with respect to one or more of the Board’s proposals is called, the votes of Stockholders indicating a vote for, or not providing instructions with respect to, a Board proposal in their Proxies will be cast for adjournment with respect to that proposal and votes of Stockholders indicating a vote against such a Board proposal will be cast against adjournment with respect to that proposal.
Columbia Management Investment Advisers, LLC (Columbia Management or the Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), is the investment manager of the Corporation. Columbia Management is also responsible for overseeing the administrative operations of the Corporation, including the general supervision of the Corporation’s operations, the coordination of the Corporation’s service providers and the provision of related clerical and administrative services to the Corporation. Columbia Management is located at 290 Congress Street, Boston, Massachusetts 02210, and Ameriprise Financial is located at 1099 Ameriprise Financial Center, Minneapolis, Minnesota 55474.

Columbia Management Investment Services Corp. (CMIS) serves as the Corporation’s stockholder servicing agent. CMIS is an affiliate of Columbia Management. The principal address of CMIS is 290 Congress Street, Boston, Massachusetts 02210.The Corporation will furnish, without charge, a copy of its most recent annual report and most recent semi-annual report to any Stockholder upon request by calling 1-800-345-6611, Option 3.
If you have elected to receive one Proxy Statement for all accounts maintained by members of your household, the Corporation will deliver promptly upon written or oral request to CMIS at Tri-Continental Corporation, P.O. Box 219371, Kansas City, Missouri 64121-9371 or the telephone number provided in the preceding paragraph, a separate copy of the Proxy Statement for a separate account. If you are currently receiving multiple copies of the Proxy Statement and wish, in the future, to receive only one copy for all accounts maintained by members of your household, please contact the Corporation at 1-800-345-6611, Option 3. If you maintain your Corporation account through a financial intermediary and wish to make a change to the number of Proxy Statements received by you and members of your household, you must contact that financial intermediary.
Proposal 1
Election of Directors
The Corporation’s Stockholders elect members of the Corporation’s Board of Directors (the Board) that oversee the Corporation’s operations. The Board is presently comprised of eleven Directors. Under the current Board policy, Directors not affiliated with the Manager generally serve through the end of the calendar year in which they reach the retirement age established by the Board. The Board is divided into three classes, one of which currently consists of three Directors and two of which currently consist of four Directors. Members of each class hold office for a term of three years and until their successors are elected and qualify. The term of one class expires each year.
At the Meeting, four Directors are proposed to be elected. Mses. Kathleen Blatz and Pamela G. Carlton and Messrs. George S. Batejan and David M. Moffett, each of whose current term will expire at this Meeting, have each been unanimously recommended by the Board Governance Committee of the Board and by the Board for election to their class until the expiration of their terms (2027), and when their successors are elected and qualify. The holders of the Corporation’s Common Stock and Preferred Stock vote together as a single class on the election of directors.
If you return your signed Proxy Card without instructions, it is the intention of the persons named in the accompanying form of Proxy to nominate and to cast your votes for the election of each of Mses. Blatz and Carlton and Messrs. Batejan and Moffett. Mses. Blatz and Carlton and Mr. Batejan were last elected by Stockholders at the 2021 Annual Meeting. Mr. Moffett was unanimously appointed by the Board to serve as a member of the Board effective January 1, 2024. Mr. Moffett has served as a Trustee on the boards of certain of the funds within the Columbia Funds Complex since 2011 and, as such, has knowledge of and familiarity with, among other things, fund board responsibilities and the Manager, its affiliates and other entities that provide services to the Corporation. Each nominee has agreed to serve or continue to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Director of the Corporation, but if that should occur before the Meeting, votes will be cast for the person(s) the Board Governance Committee of the Board and the Board recommend.
Background information regarding Mses. Blatz and Carlton and Messrs. Batejan and Moffett, as well as the Directors of the Corporation not standing for re-election at the Meeting, follows. The Corporation confirms that each incumbent Director named in the Proxy Statement has attended at least 75% of the meetings of the Board and each Committee on which such incumbent Director served that were held during 2023.

Independent Director Nominees
Name, Address, Year of Birth	Term of Office if Elected and Length of Time Served for the Corporation	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Present or Past Other Directorships During the Past Five Years and Other Relevant Board Experience	Committee Assignments
George S. Batejan c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1954	2024-2027 Director since January 2018	Executive Vice President, Global Head of Technology and Operations, Janus Capital Group, Inc., 2010- 2016	161
Former Chairman of the
Board, NICSA (National
Investment Company
Services Association)
(Executive Committee,
Nominating Committee
and Governance
Committee), 2014-
2016; former Director,
Intech Investment
Management, 2011-
2016; former Board
Member, Metro Denver
Chamber of Commerce,
2015-2016; former
Advisory Board
Member, University of
Colorado Business
School, 2015-2018;
former Board Member,
Chase Bank
International, 1993-
1994
					Compliance, Contracts, Investment Review
Kathleen Blatz c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1954	2024-2027 Director since November 2008
Attorney, specializing in
arbitration and mediation;
Trustee of Gerald
Rauenhorst 1982 Trusts,
since 2020; Chief Justice,
Minnesota Supreme Court,
1998-2006; Associate
Justice, Minnesota
Supreme Court, 1996-
1998; Fourth Judicial
District Court Judge,
Hennepin County, 1994-
1996; Attorney in private
practice and public service,
1984-1993; State
Representative, Minnesota
House of Representatives,
1979-1993, which included
service on the Tax and
Financial Institutions and
Insurance Committees;
Member and Interim Chair,
Minnesota Sports Facilities
Authority, January-July
2017; Interim President
and Chief Executive Officer,
Blue Cross and Blue Shield
of Minnesota (health care
insurance), February-July
2018, April-October 2021
			161
Former Trustee, Blue
Cross and Blue Shield
of Minnesota, 2009-
2021 (Chair of the
Business Development
Committee, 2014-
2017; Chair of the
Governance Committee,
2017-2019); former
Member and Chair of
the Board, Minnesota
Sports Facilities
Authority, January 2017-
July 2017; former
Director, Robina
Foundation, 2009-2020
(Chair, 2014-2020);
Director, Richard M.
Schulze Family
Foundation, since 2021
					Compliance, Contracts, Investment Review

Name, Address, Year of Birth	Term of Office if Elected and Length of Time Served for the Corporation	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Present or Past Other Directorships During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Pamela G. Carlton c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1954	2024-2027 Director since November 2008; Chair of the Board since January 2023	President, Springboard- Partners in Cross Cultural Leadership (consulting company), since 2003; Managing Director of US Equity Research, JP Morgan Chase, 1999-2003; Director of US Equity Research, Chase Asset Management, 1996-1999; Co-Director Latin America Research, 1993-1996, COO Global Research, 1992-1996, Co-Director of US Research, 1991-1992, Investment Banker, 1982- 1991, Morgan Stanley; Attorney, Cleary Gottlieb Steen & Hamilton LLP, 1980-1982	161
Trustee, New York
Presbyterian Hospital
Board, since 1996;
Director, DR Bank (Audit
Committee, since 2017
and Audit Committee
Chair, since November
2023); Director,
Evercore Inc. (Audit
Committee, Nominating
and Governance
Committee) (financial
services company),
since 2019; Director,
Apollo Commercial Real
Estate Finance, Inc.
(Chair, Nominating and
Governance
Committee), since
2021; the Governing
Council of the
Independent Directors
Council (IDC), since
2021
					Board Governance, Contracts, Investment Review
David M. Moffett c/o Columbia Funds Complex, 290 Congress Street Boston, MA 02210 1952	2024-2027 Director since January 2024	Retired; former Chief Executive Officer of Freddie Mac and Chief Financial Officer of U.S. Bank	161
Director, CSX
Corporation
(transportation
suppliers); Director,
PayPal Holdings Inc.
(payment and data
processing services);
former Director, eBay
Inc. (online trading
community), 2007-
2015; and former
Director, CIT Bank, CIT
Group Inc. (commercial
and consumer finance),
2010-2016; former
Senior Adviser to The
Carlyle Group (financial
services), March 2008-
September 2008;
former Governance
Consultant to
Bridgewater Associates
(investment company),
January 2013-
December 2015
					Audit, Contracts, Investment Review

Other Directors
The other Directors of the Corporation who are not standing for election in 2024 are:
Independent Directors
Name, Address, Year of Birth	Term of Office and Length of Time Served for the Corporation	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Present or Past Other Directorships During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Janet Langford Carrig c/o Columbia Funds Complex, 290 Congress Street Boston, MA 02210 1957	2023-2025 Director since January 2023	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (independent energy company), September 2007-October 2018	161	Director, EQT Corporation (natural gas producer), since 2019; former Director, Whiting Petroleum Corporation (independent oil and gas company), 2020- 2022	Board Governance, Contracts, Investment Review
Patricia M. Flynn c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1950	2023-2026 Director since November 2008	Professor Emeritus of Economics and Management, Bentley University since 2023; Professor of Economics and Management, Bentley University, 1976-2023; Dean, McCallum Graduate School of Business, Bentley University, 1992- 2002	161
Former Trustee, MA
Taxpayers Foundation,
1997-2022; former
Director, The MA
Business Roundtable,
2003-2019; former
Chairperson, Innovation
Index Advisory
Committee, MA
Technology
Collaborative, 1997-
2020
					Audit, Contracts, Investment Review
Brian J. Gallagher c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1954	2023-2026 Director since January 2020	Retired; Partner with Deloitte & Touche LLP and its predecessors, 1977- 2016	161	Trustee, Catholic Schools Foundation, since 2004	Audit, Board Governance, Contracts, Investment Review
Douglas A. Hacker c/o Columbia Funds Complex, 290 Congress Street Boston, MA 02210 1955	2022-2025 Director since January 2022	Independent business executive since May 2006; Executive Vice President – Strategy of United Airlines, December 2002-May 2006; President of UAL Loyalty Services (airline marketing company), September 2001-December 2002; Executive Vice President and Chief Financial Officer of United Airlines, July 1999-September 2001	161
Director, SpartanNash
Company (food
distributor), since
November 2013 (Chair
of the Board since May
2021); Director,
Aircastle Limited
(aircraft leasing), since
August 2006 (Chair of
Audit Committee);
former Director, Nash
Finch Company (food
distributor), 2005-2013;
former Director,
SeaCube Container
Leasing Ltd. (container
leasing), 2010-2013;
and former Director,
Travelport Worldwide
Limited (travel
information technology),
2014-2019
					Audit, Board Governance, Contracts, Investment Review

Name, Address, Year of Birth	Term of Office and Length of Time Served for the Corporation	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Present or Past Other Directorships During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Catherine James Paglia c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1952	2023-2026 Director since November 2008	Director, Enterprise Asset Management, Inc. (private real estate and asset management company), since September 1998; Managing Director and Partner, Interlaken Capital, Inc., 1989-1997; Vice President, 1982-1985, Principal, 1985-1987, Managing Director, 1987- 1989, Morgan Stanley; Vice President, Investment Banking, 1980-1982, Associate, Investment Banking, 1976-1980, Dean Witter Reynolds, Inc.	161
Director, Valmont
Industries, Inc.
(irrigation systems
manufacturer), since
2012; Trustee, Carleton
College (on the
Investment Committee),
since 1987; Trustee,
Carnegie Endowment
for International Peace
(on the Investment
Committee), since
2009
					Board Governance, Compliance, Contracts, Investment Review
Sandra L. Yeager c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1964	2022-2025 Director since June 2020	Retired; President and founder, Hanoverian Capital, LLC (SEC registered investment advisor firm), 2008-2016; Managing Director, DuPont Capital, 2006-2008; Managing Director, Morgan Stanley Investment Management, 2004-2006; Senior Vice President, Alliance Bernstein, 1990- 2004	161	Former Director, NAPE (National Alliance for Partnerships in Equity) Education Foundation, October 2016-October 2020; Advisory Board, Jennersville YMCA, June 2022-June 2023	Audit, Contracts, Investment Review
Interested Director Affiliated with Investment Manager
Name, Address, Year of Birth	Term of Office and Length of Time Served for the Corporation	Principal Occupation(s) During the Past Five Years and Other Relevant Professional Experience	Number of Funds in the Columbia Funds Complex Overseen	Present or Past Directorships During the Past Five Years and Other Relevant Board Experience	Committee Assignments
Daniel J. Beckman c/o Columbia Funds Complex, 290 Congress Street, Boston, MA 02210 1962	2022-2025 Director since November 2021 and President since June 2021	President and Principal Executive Officer of the Columbia Funds, since June 2021; Vice President, Columbia Management Investment Advisers, LLC, since April 2015; formerly, Vice President – Head of North America Product, Columbia Management Investment Advisers, LLC, April 2015 – December 2023; President and Principal Executive Officer, Columbia Acorn/Wanger Funds, since July 2021	161
Director, Ameriprise
Trust Company, since
October 2016; Director,
Columbia Management
Investment Distributors,
Inc. since November
2018; Board of
Governors, Columbia
Wanger Asset
Management, LLC since
January 2022
					None

Beneficial Ownership of Shares of the Corporation and Columbia Funds Complex
As of December 31, 2023 (other than as noted below), each Director (and Nominee) beneficially owned shares of the Corporation and other investment companies in the Columbia Funds Complex as follows:
Independent Director/Nominee	Dollar Range of Equity Securities Owned by Director of the Corporation	Aggregate Dollar Range of Equity Securities Owned by Director or Nominee of All Funds Overseen by Director of the Columbia Funds Complex
George S. Batejan	$1-$10,000	Over $100,000(a)
Kathleen Blatz	$1-$10,000	Over $100,000
Pamela G. Carlton	$50,001-$100,000	Over $100,000(a)
Janet Langford Carrig	$1-$10,000	Over $100,000(a)
Patricia M. Flynn	$50,001-$100,000	Over $100,000(a)
Brian J. Gallagher	$1-$10,000	Over $100,000(a)
Douglas A. Hacker	$1-$10,000	Over $100,000
David M. Moffett(b)	$1-$10,000	Over $100,000(a)
Catherine James Paglia	$1-$10,000	Over $100,000(a)
Sandra L. Yeager	$10,001-$50,000	Over $100,000(a)

(a)
Includes the value of compensation payable under a Deferred Compensation Plan that is determined as if the amounts deferred had been invested, as of the date of deferral, in shares of one or more funds in the Columbia Funds Complex overseen by the Director as specified by the Director.
(b)
Mr. Moffett became a Director effective January 1, 2024; the value shown for Mr. Moffett’s ownership of the Corporation in the table above is as of such date.
Interested Director	Dollar Range of Equity Securities Owned by Director of the Corporation	Aggregate Dollar Range of Equity Securities Owned by Director or Nominee of All Funds Overseen by Director of the Columbia Funds Complex
Daniel J. Beckman	$10,001-$50,000	Over $100,000(a)
(a)
This amount includes compensation payable under a Deferred Compensation Plan administered by Ameriprise Financial.
As of December 31, 2023, the Directors and officers of the Corporation as a group beneficially owned less than 1% of the Corporation’s Common Stock and did not own shares of the Corporation’s Preferred Stock.
Section 16(a) Beneficial Ownership Reporting Compliance
Due to an administrative oversight, a Form 4 for a single sell transaction for Ms. Janet Langford Carrig required to be filed in August 2023 was filed late.
Responsibilities of the Board with respect to Management of the Corporation
The Board consists of Directors who have varied experience and skills. The Board is chaired by an Independent Director who has significant additional responsibilities compared to the other Board members, including, among other things: overseeing the setting of the agenda for Board meetings, communicating and meeting regularly with Board members between Board and committee meetings on Corporation-related matters, with the Corporation’s Chief Compliance Officer (CCO), counsel to the Independent Directors, and representatives of the Corporation’s service providers. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to exercise its oversight of the Corporation. In particular, the Board believes that having an Independent Director serve as the chair of the Board and having other Independent Directors serve as chairs of each committee promotes independence from the Manager in overseeing the setting of agendas and conducting of meetings. With respect to Mr. Beckman, the Board has concluded that having a senior officer of the Manager serve as a Director benefits Corporation stockholders by facilitating communication between the Independent Directors and the senior management of the Manager, and by assisting efforts to align the interests of the Manager more closely with those of Corporation stockholders. The Board has several standing committees, which are an integral part of the Corporation’s overall governance and risk oversight structure. The Board believes that its committee structure makes the oversight process more efficient and more effective by allowing, among other things, smaller groups of Directors to bring increased focus to matters within the purview of each committee. The roles of each committee are more fully described in the section Committees of the Board below.
The Board initially approved an investment management services agreement and other contracts with the Manager and its affiliates and other service providers. The Board monitors the level and quality of services under such contracts. Annually, the Board evaluates the services received under the contracts by reviewing, among other things, reports covering investment performance, expenses, stockholder services, marketing, and the Manager’s profitability.
The Manager provides the Corporation with investment advisory services, and is responsible for day-to-day administration of the Corporation and management of the risks that arise from the Corporation’s investments and operations. The Board provides oversight of the services provided by the Manager, including risk management services. Various committees of the Board provide oversight of the Manager’s risk management services with respect to the particular activities within the committee’s purview. In the course of providing oversight, the Board and the committees receive a wide range of reports with respect to the Corporation’s activities, including reports regarding the Corporation’s investment portfolio, the compliance of the Corporation with applicable laws, and the Corporation’s financial accounting and reporting. The Board and the relevant committees meet periodically with officers of the Corporation and the Manager and with representatives of various Corporation service providers. In addition, the Board oversees processes that are in place addressing compliance with applicable rules, regulations and investment policies and addressing possible conflicts of interest. The Board and certain committees also meet regularly with the Corporation’s CCO to receive reports regarding the compliance of the Corporation and the Manager with the federal securities laws and their internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Corporation to receive reports regarding the management of the Corporation. The Board met 4 times during the year ended December 31, 2023.
The Board also oversees the Corporation’s liquidity risk through, among other things, receiving periodic reporting and presentations by investment and other personnel of the Manager. Additionally, the Corporation has implemented a written liquidity risk management program and related procedures (the Liquidity Program), which is designed to assess and manage the Corporation’s liquidity risk.
The Board recognizes that not all risks that may affect the Corporation can be identified in advance; that it may not be practical or cost-effective to eliminate or mitigate certain risks; that it may be necessary to bear certain risks (such as various investment-related risks) in seeking to achieve the Corporation’s investment objectives; and that the processes and controls employed to address certain risks may be limited in their effectiveness. As a result of the foregoing and other factors, the Board’s risk management oversight is subject to substantial limitations.
Director and Director-Nominee Biographical Information and Qualifications
The following provides an overview of the considerations that led the Board to conclude that each individual nominated and serving as a Director, including the Director-Nominees, should so serve. Generally, no one factor was decisive in the selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other Directors; (iii) the individual’s prior experience, if any, serving on the boards of public companies (including, where relevant, other investment companies) and other complex enterprises and organizations; and (iv) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
In respect of each current Director and Director-Nominee, the individual’s substantial professional accomplishments and experience, including in fields related to the operations of the Corporation, were a significant factor in the determination that, in light of the business and structure of the Corporation, the individual should serve as a Director. Following is a summary of each Director’s and Director-Nominee’s particular professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve as a Director:
George S. Batejan – Mr. Batejan has over 40 years’ experience in the financial services industry, including service as a former Executive Vice President and Global Head of Technology and Operations of Janus Capital Group, Inc. He has also served as Senior Vice President and Chief Information Officer of Evergreen Investments, Inc., Executive Vice President and Chief Information Officer of OppenheimerFunds, Inc., and Head of International Property and Casualty Operations and

Systems/Senior Vice President of American International Group. Mr. Batejan is an 18-year veteran of Chase Manhattan Bank, N.A. where he progressed to Private Banking Vice President and Division Executive of the Americas’ Service Delivery Group. He has also served on numerous corporate and non-profit boards. Mr. Batejan has also served as Chair of the National Investment Company Service Association (NICSA). Additionally, Mr. Batejan has managed operational units supporting the mutual fund business. These functions include fund accounting, fund treasury, fund tax, transfer agent, trade processing and settlement, proxy voting, corporate actions, operational risk, business continuity, and cyber security. He was also a member of the Ethics Committee, Global Risk Committee, and Cyber Security Committee of a major investment manager.
Daniel J. Beckman – Mr. Beckman has significant experience in the financial services industry and with investment companies. Mr. Beckman has served as President of the Columbia Funds since 2021, as President and Principal Executive Officer of the Columbia Acorn/Wanger Funds since July 2021, and as an officer of the Columbia Funds and affiliated funds since 2020. He served as Vice President and Head of North America Product for the Manager from April 2015 to December 2023. In this role, he led a team of professionals to drive product strategy, development and management, with the goal of ensuring that the current and future needs of the Manager’s customer base are met across the institutional and intermediary channels. He serves as a director of Columbia Management Investment Distributors, Inc. since November 2018. He also serves as a board member of Columbia Wanger Asset Management, an affiliate of the Manager since January 2022.
Kathleen Blatz – Ms. Blatz has had a successful legal and judicial career, including serving for eight years as Chief Justice of the Minnesota Supreme Court. Prior to being a judge, she practiced law and also served in the Minnesota House of Representatives having been elected to eight terms. While in the legislature she served on various committees, including the Financial Institutions and Insurance Committee and the Tax Committee. Since retiring from the Bench, she has been appointed as an arbitrator on many cases involving business to business disputes, including some pertaining to shareholder rights issues. She also has been appointed to two Special Litigation Committees by boards of Fortune 500 companies to investigate issues relating to cyber-security and stock options. She served on the Board of Directors of Blue Cross and Blue Shield of Minnesota from 2009 to 2021 and was appointed Interim President and Chief Executive Officer of Blue Cross and Blue Shield of Minnesota in February 2018 and again in April 2021. She has served as Trustee of Gerald Rauenhorst 1982 Trusts, since 2020.
Pamela G. Carlton – Ms. Carlton has over 20 years’ experience in the investment banking industry, as a former Managing Director of JP Morgan Chase and a 14-year veteran of Morgan Stanley Investment Banking and Equity Research. She is currently the President of Springboard - Partners in Cross Cultural Leadership, a consulting firm that she founded. Ms. Carlton serves on the Board of Directors of Evercore Inc., a public investment bank; Apollo Commercial Real Estate Finance, Inc., a publicly traded real estate investment trust; and a community bank. In addition, she serves on the Board of Trustees of New York Presbyterian Hospital, and in 2021 was elected to the Governing Council of the Independent Directors Council which represents independent directors and trustees serving on the boards of mutual funds, closed-end funds, exchange-traded funds and other registered investment companies.
Janet Langford Carrig – Ms. Carrig was Senior Vice President, General Counsel and Corporate Secretary for ConocoPhillips. Prior to joining ConocoPhillips, Ms. Carrig held senior legal and leadership roles in other large corporations and law firms, including as a partner at the law firms Sidley & Austin and Zelle, Hoffman, Voelbel, Mason and Gette. She serves as Director of EQT Corporation. Ms. Carrig has previously served on the board of directors for another public company and various industry groups and non-profit organizations.
Patricia M. Flynn – Dr. Flynn is a Professor Emeritus of Economics and Management at Bentley University, where she previously served as Professor of Economics and Management and Dean of the McCallum Graduate School of Business. Her research and teaching focus on technology-based economic development, corporate governance and women in business, which she has also written on extensively. She has served on numerous corporate and non-profit boards, including Boston Fed Bancorp Inc., U.S. Trust and The Federal Savings Bank.
Brian J. Gallagher – Mr. Gallagher has 40 years of experience in the financial services industry, including 30 years of service as an audit partner in the financial services practice at Deloitte & Touche LLP. During his tenure at Deloitte, Mr. Gallagher served as the Industry Professional Practice Director for the Investment Management Audit Practice, and oversaw the development of the firm’s audit approach for clients in the industry, consulted on technical issues, and interacted with standard setters and regulators. He also has experience on boards of directors of non-profit organizations.
Douglas A. Hacker – Mr. Hacker has extensive executive experience, having served in various executive roles with United Airlines and more recently as an independent business executive. Mr. Hacker also has experience on other boards of directors. As former Chief Financial Officer of United Airlines, Mr. Hacker has significant experience in accounting and financial management, including in a public company setting.

David M. Moffett – Mr. Moffett has extensive executive and board of director experience, including serving on audit committees for public companies. Mr. Moffett was selected as CEO when the Federal Home Loan Mortgage Corporation was placed under conservatorship in 2008, and served as a consultant to its interim Chief Executive Officer and the Board of Directors until 2009. Formerly, Mr. Moffett was the CFO of a large U.S. bank holding company where his responsibilities included trust and wealth management.
Catherine James Paglia – Ms. Paglia has been a Director of Enterprise Asset Management, Inc., a real estate and asset management company, for over 15 years. She previously spent eight years as Vice President, Principal and Managing Director at Morgan Stanley, 10 years as a Managing Director of Interlaken Capital and served as Chief Financial Officer of two public companies. She also has experience on other boards of directors of public and non-profit organizations.
Sandra L. Yeager – Ms. Yeager has over 26 years of experience in the financial services industry. In August of 2008, she founded Hanoverian Capital, LLC, an investment boutique specializing in international equities for institutional clients, where she served as President and Chief Investment Officer through December 2016. Prior to that, Ms. Yeager served as Head of International Equities for DuPont Capital and Head of Global Equity Research for Morgan Stanley Investment Management, where she led a team of thirty people. Ms. Yeager began her investment career at AllianceBernstein as an equity analyst and advanced to become a global portfolio manager for institutional and mutual fund clients.
Committees of the Board
The Board has organized the following standing committees to facilitate its work: Board Governance Committee, Compliance Committee, Contracts Committee, Investment Review Committee and Audit Committee. These committees are comprised solely of Independent Directors. For each committee, the Board has adopted a written charter setting forth each committee's responsibilities. The table above, providing background on each Director, also includes their respective committee assignments. The duties of these committees are described below. Each committee was reconstituted effective January 1, 2024.
Ms. Carlton, as Chair of the Board, acts as a point of contact between the Independent Directors and the Manager between Board meetings in respect of general matters.
Board Governance Committee. Recommends to the Board the size, structure and composition of the Board and its committees; the compensation to be paid to members of the Board; and a process for evaluating the Board’s performance. The committee also reviews candidates for Board membership, including candidates recommended by Stockholders. The committee also makes recommendations to the Board regarding responsibilities and duties of the Board, oversees proxy voting and supports the work of the Board Chair in relation to furthering the interests of the Corporation and other funds in the Columbia Funds Complex overseen by the Board and their shareholders.
To be considered as a candidate for Director, recommendations must include a curriculum vitae and be mailed to Pamela G. Carlton, Chair of the Board, Columbia Funds Complex, 290 Congress Street, Boston, MA 02210. To be timely for consideration by the committee, the submission, including all required information, must be submitted in writing not less than 120 days before the date of the proxy statement for the previous year’s annual meeting of Stockholders. The committee will consider only one candidate submitted by such a Stockholder or group for nomination for election at a meeting of Stockholders. The committee will not consider self-nominated candidates or candidates nominated by members of a candidate’s family, including such candidate’s spouse, children, parents, uncles, aunts, grandparents, nieces and nephews. Stockholders who wish to submit a candidate for nomination directly to the Corporation’s Stockholders must follow the procedures described in the Corporation’s Bylaws, as posted to the website columbiathreadneedleus.com.
The committee will consider and evaluate candidates submitted by the nominating shareholder or group on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. The committee may take into account a wide variety of factors in considering director candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public or private companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Corporation; (vii) the candidate’s ability to qualify as an independent director; and (viii) such other criteria as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

Members of the committee (and/or the Board) also meet personally with each nominee to evaluate the candidate’s ability to work effectively with other members of the Board, while also exercising independent judgment. Although the Board does not have a formal diversity policy, the Board endeavors to comprise itself of members with a broad mix of professional and personal backgrounds. Thus, the committee and the Board accorded particular weight to the individual professional background of each Independent Director. The committee held 6 meeting during the year ended December 31, 2023.
Compliance Committee. Supports the Corporation's maintenance of a strong compliance program by providing a forum for Independent Directors to consider compliance matters impacting the Corporation or its key service providers; developing and implementing, in coordination with the Chief Compliance Officer, a process for the review and consideration of compliance reports that are provided to the Board; and providing a designated forum for the Corporation's Chief Compliance Officer to meet with Independent Directors on a regular basis to discuss compliance matters. The committee held 5 meetings during the year ended December 31, 2023.
Contracts Committee. Reviews and oversees the contractual relationships with service providers. Receives and analyzes reports covering the level and quality of services provided under contracts with the Corporation and advises the Board regarding actions taken on these contracts during the annual review process. Reviews and considers, on behalf of all Directors, the Corporation's management contract to assist the Directors in fulfilling their responsibilities relating to the Board’s evaluation and consideration of these arrangements. The committee held 5 meetings during the year ended December 31, 2023. The number of Contracts Committee meetings held during the year does not include meetings held by its subcommittee.
Investment Review Committee. Reviews and oversees the management of the Corporation's assets. Considers investment management policies and strategies; investment performance; risk management techniques; and securities trading practices and reports areas of concern to the Board. The committee held 5 meetings during the year ended December 31, 2023. The number of meetings for the Investment Review Committee does not include meetings held by its subcommittees.
Audit Committee. Oversees the accounting and financial reporting processes of the Corporation and internal controls over financial reporting. Oversees the quality and integrity of the Corporation's financial statements and independent audits as well as the Corporation's compliance with legal and regulatory requirements relating to the Corporation's accounting and financial reporting, internal controls over financial reporting and independent audits. The committee also makes recommendations regarding the selection of the Corporation's independent registered public accounting firm (i.e., independent auditors) and reviews and evaluates the qualifications, independence and performance of the auditor. The committee oversees the Corporation's risks by, among other things, meeting with the Corporation's internal auditors, establishing procedures for the confidential, anonymous submission by employees of concerns about accounting or audit matters, and overseeing the Corporation's Disclosure Controls and Procedures. This committee acts as a liaison between the independent auditors and the full Board and must prepare an audit committee report. The committee operates pursuant to a written charter, a copy of which is available at columbiathreadneedleus.com. The members of this committee are “independent” as required by applicable listing standards of the New York Stock Exchange. The report of the Audit Committee, as approved by the Board on February 15, 2024, is attached to this Proxy Statement as Appendix 1. The committee held 7 meetings during the fiscal year ended December 31, 2023.
Procedures for Communications to the Board of Directors
The Board of Directors has adopted a process for Stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director, a Stockholder must send written communications to Columbia Funds Complex, 290 Congress Street, Boston, MA 02210, addressed to the Board of Directors or, as the case may be, an individual Director.
Executive Officers of the Corporation
Information with respect to Executive Officers, other than Mr. Beckman who is a Director, President and Principal Executive Officer of the Corporation (and is discussed above), is as follows. All officers are elected annually by the Board of Directors and serve until their successors are elected and qualify or their earlier resignation.

Corporation Officers
Name, Address and Year of Birth	Position and Year First Appointed to Position for any Fund in the Columbia Funds Complex or a Predecessor Thereof	Principal Occupation(s) During Past Five Years
Michael G. Clarke 290 Congress Street Boston, MA 02210 1969	Chief Financial Officer and Principal Financial Officer (2009); Senior Vice President (2019); and Treasurer and Chief Accounting Officer (Principal Accounting Officer) (2024)
Senior Vice President and North America Head of Operations &
Investor Services, Columbia Management Investment Advisers,
LLC, since June 2023 (previously Senior Vice President and Head of Global Operations & Investor Services, March 2022 – June
2023, Vice President, Head of North America Operations, and Co-
Head of Global Operations, June 2019 - February 2022 and Vice
President – Accounting and Tax, May 2010 - May 2019); senior officer of Columbia Funds and affiliated funds, since 2002;
Director, Ameriprise Trust Company, since June 2023.

Marybeth Pilat 290 Congress Street Boston, MA 02210 1968	Assistant Treasurer (2021)	Vice President – Product Pricing and Administration, Columbia Management Investment Advisers, LLC, since May 2017.
William F. Truscott 290 Congress Street Boston, MA 02210 1960	Senior Vice President (2001)
Formerly, Trustee/Director of Columbia Funds Complex or legacy funds, November 2001 – January 1, 2021; Chief Executive Officer,
Global Asset Management, Ameriprise Financial, Inc., since
September 2012; Chairman of the Board and President, Columbia
Management Investment Advisers, LLC, since July 2004 and
February 2012, respectively; Chairman of the Board and Chief
Executive Officer, Columbia Management Investment Distributors,
Inc., since November 2008 and February 2012, respectively;
Chairman of the Board and Director, TAM UK International
Holdings Limited, since July 2021; formerly Chairman of the Board and Director, Threadneedle Asset Management Holdings, Sàrl,
March 2013 – December 2022 and December 2008 – December
2022, respectively; senior executive of various entities affiliated with Columbia Threadneedle Investments.

Christopher O. Petersen 5228 Ameriprise Financial Center Minneapolis, MN 55474 1970	Senior Vice President and Assistant Secretary (2021)
Formerly, Trustee/Director of funds within the Columbia Funds
Complex, July 1, 2020 - November 22, 2021; Senior Vice
President and Assistant General Counsel, Ameriprise Financial,
Inc., since September 2021 (previously Vice President and Lead
Chief Counsel, January 2015 - September 2021); formerly,
President and Principal Executive Officer of the Columbia Funds,
2015 - 2021; officer of Columbia Funds and affiliated funds since
2007.

Thomas P. McGuire 290 Congress Street Boston, MA 02210 1972	Senior Vice President and Chief Compliance Officer (2012)
Vice President – Asset Management Compliance, Ameriprise
Financial, Inc., since May 2010; Chief Compliance Officer,
Columbia Acorn/Wanger Funds since December 2015; formerly,
Chief Compliance Officer, Ameriprise Certificate Company,
September 2010 – September 2020.

Ryan C. Larrenaga 290 Congress Street Boston, MA 02210 1970	Senior Vice President (2017), Chief Legal Officer (2017) and Secretary (2015)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since
August 2018 (previously Vice President and Group Counsel,
August 2011 – August 2018); Chief Legal Officer, Columbia
Acorn/Wanger Funds, since September 2020; officer of Columbia
Funds and affiliated funds since 2005.

Michael E. DeFao 290 Congress Street Boston, MA 02210 1968	Vice President (2011) and Assistant Secretary (2010)
Vice President and Chief Counsel, Ameriprise Financial, Inc., since
May 2010; Vice President, Chief Legal Officer and Assistant
Secretary, Columbia Management Investment Advisers, LLC, since
October 2021 (previously Vice President and Assistant Secretary,
May 2010 – September 2021).

Lyn Kephart-Strong 5903 Ameriprise Financial Center Minneapolis, MN 55474 1960	Vice President (2015)
Vice President, Global Investment Operations Services, Columbia
Management Investment Advisers, LLC, since 2010; Director
(since January 2007) and President (since October 2014),
Columbia Management Investment Services Corp.; Director (since
December 2017) and President (since January 2017), Ameriprise
Trust Company.

Remuneration of Directors and Officers
Total Directors’ fees paid by the Corporation to the independent Directors for the year ended December 31, 2023 were as follows:
Number of Independent Directors	Capacity in which Remuneration was Received	Aggregate Direct Remuneration
10	Director and Member of Committees	$ 58,019
The following table shows the total compensation (attendance, retainer, committee and/or sub-committee fees) paid to independent Directors for their services from all the funds in the Columbia Funds Complex overseen by the Directors, as well as from the Corporation, for the year ended December 31, 2023.
Name	Aggregate Compensation From the Corporation	Pension or Retirement Benefits Accrued as Part of Corporation Expenses	Total Compensation From the Corporation and the Columbia Funds Complex(a)(b)
George S. Batejan	$6,447(c)	0	$469,000
Kathleen Blatz	6,447	0	481,000
Pamela G. Carlton	6,447	0	560,000
Janet Langford Carrig	6,447(c)	0	484,000
Patricia M. Flynn	6,447	0	451,000
Brian J. Gallagher	6,447(c)	0	499,000
Douglas A. Hacker	6,447	0	466,000
David M. Moffett(d)	0	0	456,000
Catherine James Paglia	6,447	0	466,000
Sandra L. Yeager	6,447(c)	0	484,000
(a)
For the year ended December 31, 2023, there were 161 portfolios in the Columbia Funds Complex, including the Corporation, overseen by the Directors.
(b)
Includes any portion of cash compensation the Directors elected to defer during the period. Additional information regarding the Deferred Compensation Plan is described below.
(c)
Mr. Batejan, Ms. Carrig, Mr. Gallagher, and Ms. Yeager elected to defer a portion of the total compensation from the Corporation payable during the period in the amount of $322, $6,447, $3,223, and $3,223, respectively. The compensation figures reported in the table above include these deferred amounts. Additional information regarding the Deferred Compensation Plan is described below.
(d)
Mr. Moffett became a Director effective January 1, 2024, and, as such, received no compensation from the Corporation prior to such date. Prior to January 1, 2024, Mr. Moffett served as a trustee to open-end funds in the Columbia Funds Complex.
No compensation is paid by the Corporation or other funds in the Columbia Funds Complex to Directors or officers of the Corporation or other funds in the Columbia Funds Complex, as applicable, who are employees or officers of the Manager or its affiliates other than the Corporation’s CCO, a portion of whose compensation is paid for by the funds in the Columbia Funds Complex, including the Corporation.
The independent Board members determine the amount of compensation that they receive, including the amount paid to the Chair of the Board. In determining compensation for the independent Board members, the independent Board members take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The independent Board members also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the demands of their duties as independent Board members, and that they undertake significant legal responsibilities. The independent Board members also consider the compensation paid to independent board members of other fund complexes of comparable size and, in doing so, they seek to generally set their compensation from the Columbia Funds Complex at a level that approximates or is lower than the median or average level of compensation paid by such other comparable complexes. In determining the compensation paid to the Chairperson, the independent Board members take into account, among other things, the Chairperson’s significant additional responsibilities (e.g., setting the agenda for Board meetings, communicating or meeting regularly with the Corporation’s CCO, counsel to the independent Board members, and the Corporation’s service providers), which result in a significantly greater time commitment required of the Chairperson. The Chairperson’s compensation, therefore, has generally been set at a higher level than the other independent Board members.

The independent Board members, other than the Board Chairperson, are paid an annual fee of $10,000 from the Corporation and one other closed-end fund (collectively, the Closed-End Funds) based, in part, on the relative assets of the Closed-End Funds. Effective January 1, 2024, the independent Directors also receive the following compensation from funds in the Columbia Funds Complex other than the Closed-End Funds: independent Directors (other than the Board Chairperson) each receive an annual retainer of $275,000, committee Chairs each receive an additional annual retainer of $25,000, and sub-committee chairs each receive an additional annual retainer of $15,000. In addition, independent Board members are paid the following fees for attending Board and committee meetings: $6,000 per day for in-person Board meetings and $3,000 per day for in-person committee or sub-committee meetings (if such meetings are not held on the same day as a Board meeting). Independent Board members are not paid for special meetings conducted by telephone. The Board’s Chairperson will receive total annual cash compensation of $550,000, in addition to $10,000 from the Closed-End Funds.
The independent Board members may elect to defer payment of up to 100% of the compensation they receive in accordance with a Deferred Compensation Plan (the Deferred Plan). Under the Deferred Plan, a Board member may elect to have his or her deferred compensation treated as if it had been invested in shares of one or more eligible funds in the Columbia Funds Complex, and the amount paid to the Board member under the Deferred Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period of years. The Deferred Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. It is anticipated that deferral of Board member compensation in accordance with the Deferred Plan will have, at most, a negligible impact on the Corporation’s assets and liabilities.
The Corporation’s Bylaws require each Director to be elected by the affirmative vote of the holders of a majority of the votes entitled to be cast in the election of a Director.
Your Board of Directors Unanimously Recommends that the Stockholders Vote
FOR
the Election of Each of the Nominees to Serve as Director of the Corporation.
Proposal 2
Ratification of Selection of Independent Registered Public Accounting Firm
At the meeting of the Audit Committee of the Board of Directors held on October 24, 2023, the Audit Committee recommended and, at a Board meeting held November 8, 2023, the Board of Directors, including a majority of those members who are not “interested persons” of the Corporation (as defined in the 1940 Act), approved PricewaterhouseCoopers LLP (PwC) as the independent registered public accounting firm to serve as auditors of the Corporation for 2024. PwC began service as the Corporation’s independent registered public accounting firm effective in the third quarter of 2012.
Neither the Corporation’s Charter nor its Bylaws require that Stockholders ratify the selection of PwC as the Corporation’s independent registered public accounting firm. The Board of Directors is submitting this matter to the Stockholders as a matter of good corporate practice. If the Stockholders do not ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain PwC, but may determine to nonetheless continue to retain PwC. Even if the selection is ratified, the Audit Committee and the Board in their discretion may change the selection at any time during the year if they determine that such change would be in the best interests of the Corporation. If no other instructions are provided, it is intended that the persons named in the accompanying form of proxy will vote FOR the ratification of the selection of PwC. A representative of PwC will attend the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.
PwC has audited the 2023 annual financial statements of the Corporation and provided tax and other non-audit services to the Corporation. PwC has also rendered audit and non-audit services to the Manager and other entities controlling, controlled by, or under common control with the Manager (together, the Affiliated Service Providers).
In making its recommendation, the Audit Committee considered whether the provision by PwC to the Corporation of non-audit services or of professional services to the Affiliated Service Providers is compatible with maintaining the accountants’ independence and has discussed the accountants’ independence with them.

Principal Accountant Fees and Services
Unless otherwise indicated, aggregate fees billed to the Corporation for professional services provided to the Corporation for 2023 and 2022 by PwC were as follows:
	2023	2022
AUDIT FEES*	$50,500	$49,500
AUDIT-RELATED FEES*	—	—
TAX FEES*	$12,900	$16,300
ALL OTHER FEES*	—	—
*
100% of the services performed during 2023 and 2022 were pre-approved by the Audit Committee.
Audit fees include amounts related to the audit of the Corporation’s annual financial statements and services normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements. Audit-related fees are for audit-related services related to the Corporation’s semi-annual financial statements. Tax fees include amounts related to tax compliance services rendered for the Corporation.
The Audit Committee is required to pre-approve audit and non-audit services performed for the Corporation by PwC. The Audit Committee also is required to pre-approve certain non-audit services performed for Columbia Management or any entity controlling, controlled by, or under common control with Columbia Management that provide services to the Corporation if such services are directly related to the operations and financial reporting of the Corporation. Amounts pre-approved for such services were $580,000 in 2022 and $590,000 in 2023 for audit-related services that primarily consist of internal controls reviews. The Audit Committee pre-approves permitted services at each regularly scheduled meeting, as needed. In instances where a permitted service requires pre-approval prior to a regularly scheduled meeting, pre-approval authority is delegated to Ms. Yeager (the Committee Chair). Any such pre-approval decision is reported to the Audit Committee at its next scheduled meeting. Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of de minimis amount is not required.
The affirmative vote of a majority of the votes cast at the Meeting is required to ratify the selection of PwC as independent registered public accounting firm for the Corporation.
Your Board of Directors Unanimously Recommends that the Stockholders Vote
FOR
the Ratification of the Selection of PricewaterhouseCoopers LLP as
Independent Registered Public Accounting Firm for the Corporation
Other Matters
The Corporation knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote in accordance with their discretion on such matters.
Notice is hereby given that, under the Securities Exchange Act’s stockholder proposal rule (Rule 14a-8), any Stockholder proposal that may properly be included in the proxy solicitation material for the next Annual Meeting must be received by the Corporation no later than December 23, 2024. Timely notice of Stockholder proposals submitted outside of the Rule 14a-8 process must be received by the Corporation no earlier than November 23, 2024 and no later than 5:00 P.M., Eastern time, December 23, 2024, to be eligible for presentation at the 2025 Annual Meeting. The Corporation’s Bylaws require that certain information must be provided by the Stockholder to the Corporation when notice of a nominee or proposal is submitted to the Corporation.
Expenses
The Corporation will bear the cost of soliciting proxies. In addition to the use of the mail, proxies may be solicited personally or via telephone or the internet by Directors, officers and employees of the Corporation, the Manager, Columbia Management Investment Distributors, Inc., and CMIS. The Corporation may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their beneficial owners. The Corporation has engaged Georgeson LLC, 1290 Avenue of the Americas, 9th Floor, New York, NY 10104, to assist in soliciting proxies for a fee of $10,000, plus expenses.
By order of the Board of Directors,

Ryan C. Larrenaga
Secretary
It is important that your shares be voted promptly. All Stockholders, including those who expect to attend the Meeting, are urged to authorize their proxy as soon as possible by accessing the internet site listed on the enclosed Proxy Card, by calling the toll-free number listed on the enclosed Proxy Card, or by mailing the enclosed Proxy Card in the enclosed return envelope, which requires no postage if mailed in the United States. To enter the Meeting, you will need to present proof of record ownership of Tri-Continental Corporation stock or, if your shares are held in street name, a proxy from the record holder.

APPENDIX 1
TRI-CONTINENTAL CORPORATION
AUDIT COMMITTEE REPORT
The Audit Committee operates pursuant to a written charter that was last amended by the Corporation’s Board of Directors (Board) at a March 2022 meeting. The purposes of the Audit Committee are: 1) (i) to oversee the accounting and financial reporting processes of the Corporation and its internal control over financial reporting; (ii) to oversee or assist Board oversight of the quality and integrity of the Corporation’s financial statements and the independent audits thereof; (iii) to oversee or assist Board oversight of the Corporation’s compliance with legal and regulatory requirements that relate to the Corporation’s accounting and financial reporting, internal control over financial reporting and independent audits; (iv) to approve the engagement of the Corporation’s independent auditors and to review and evaluate the qualifications, independence and performance of the independent auditors; and (v) to act as liaison between the independent auditors and the full Board; and 2) to furnish this report. Management of the Corporation is responsible for the preparation, presentation and integrity of the Corporation’s financial statements, the Corporation’s accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Corporation’s financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.
In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent auditors of the Corporation. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Corporation’s independent auditors to the Manager and to any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Corporation is compatible with maintaining the auditors’ independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding independence, and has discussed with the auditors the auditors’ independence.
The members of the Audit Committee are not full-time employees of the Corporation and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Corporation’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Corporation’s auditors are in fact “independent.”
Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above, the Audit Committee recommends the inclusion of the audited financial statements of the Corporation in the Corporation’s annual report to Stockholders for the most recent fiscal year.
SUBMITTED BY THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS
Sandra L. Yeager
Brian J. Gallagher
Patricia M. Flynn
Douglas A. Hacker
As approved on February 15, 2024

Managed by
COLUMBIA MANAGEMENT
INVESTMENT ADVISERS, LLC,
A WHOLLY OWNED SUBSIDIARY OF
AMERIPRISE FINANCIAL, INC.
PXY240_12_009_(04/24)

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VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Stockholder Meeting at 823 5th Avenue South, Minneapolis, MN 55404 on June 25, 2024

Please detach at perforation before mailing.

TRI-CONTINENTAL CORPORATION ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2024

The undersigned stockholder of Tri-Continental Corporation, a Maryland corporation (the “Corporation”), hereby appoints Stacy Anderson, Daniel J. Beckman, Pamela G. Carlton, Joseph D’Alessandro, Megan E. Garcy, Amy Hackbarth, Ryan C. Larrenaga and Christopher O. Petersen (or any of them) as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Stockholders of the Corporation, and any adjournments or postponements thereof (the “Meeting”), to be held at 9:00 a.m., local time, on June 25, 2024, at the Elliot Park Hotel, 823 5th Avenue South, Minneapolis, Minnesota 55404, and to cast on behalf of the undersigned all the votes the undersigned is entitled to cast at the Meeting and otherwise represent the undersigned at the Meeting with all the powers possessed by the undersigned if personally present at the Meeting. The undersigned acknowledges receipt of the Notice of Annual Meeting and of the accompanying Proxy Statement, the terms of which are incorporated by reference, and revokes any proxies heretofore given with respect to the Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast FOR each of the nominees of the Board of Directors (Proposal 1) and FOR the ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for the Corporation (Proposal 2). The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including, but not limited to, proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals, including, but not limited to, in the event that sufficient votes in favor of any Board proposal are not received. THE SOLICITATION OF THIS PROXY IS MADE ON BEHALF OF THE BOARD OF DIRECTORS.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.

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EVERY STOCKHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to be held on June 25, 2024.

The Proxy Statement and Proxy Card for this Meeting are available at:

https://www.proxy-direct.com/col-33768

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES (PROPOSAL 1) AND “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CORPORATION (PROPOSAL 2), EACH AS MORE FULLY DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals
1.	To elect four Directors:				FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. 04.	George S. Batejan David M. Moffett	02. Kathleen Blatz	03. Pamela G. Carlton	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box
“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

					FOR	AGAINST	ABSTAIN

2.	To ratify the selection of PricewaterhouseCoopers LLP as the Corporation’s independent registered public accounting firm.				☐	☐	☐

3.

To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting (and any adjournment or postponement thereof), including proposing and/or voting on adjournment or postponement of the Meeting with respect to one or more Board proposals in the event that sufficient votes in favor of any Board proposal are not received), in the discretion of the Proxy holder.

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, guardian, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box

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